UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

The RMR Group Inc.

(Exact name of registrant as specified in its charter)

MARYLAND	8742	47-4122583
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA, 02458-1634

(Address of principal executive offices, including zip code)

(617) 796-8230

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RMR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒          Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

In this Current Report on Form 8-K, the term “the Company”, “our” or “we” refer to The RMR Group Inc.

Item 1.01.    Entry into a Material Definitive Agreement.

On June 13, 2019, The RMR Group LLC (“RMR LLC” or the “Tenant”), our majority owned operating subsidiary, and ABP Borrower Inc., a subsidiary of ABP Trust (the “Landlord”), entered into a third amendment (the “Third Amendment”) to the lease between the Tenant and the Landlord dated June 1, 2015, as amended, with respect to our headquarters office space located at 255 Washington Street, Newton, Massachusetts. Among other things, the Third Amendment extended the term of the lease by five years to May 31, 2030. In addition, effective as of September 1, 2018, the Third Amendment expanded the leased space by 13,625 rentable square feet and, effective January 1, 2019, increased the rent payable under the lease pursuant to the schedule set forth under part 4 of the Third Amendment.

The foregoing description of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full terms of the Third Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with ABP Trust and others related to it. For example: ABP Trust is our controlling shareholder and also holds membership units of RMR LLC; Adam D. Portnoy, one of our Managing Directors, is the sole trustee and owns all of the voting securities of ABP Trust; we are a party to a tax receivable agreement with ABP Trust; and Adam D. Portnoy and Jennifer B. Clark, our other Managing Director, are also officers of ABP Trust and the Company and are officers and employees of RMR LLC.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended September 31, 2018 (the “Annual Report”), our Quarterly Reports for the quarters ended December 31, 2018 and March 31, 2019 (the “Quarterly Reports”), our definitive Proxy Statement for our 2019 Annual Meeting of Shareholders (the “Proxy Statement”), and our other filings with the Securities and Exchange Commission (the “SEC”), including Note 6 to our consolidated financial statements included in our Annual Report, Note 7 to our condensed consolidated financial statements included in our Quarterly Reports, the section captioned “Business” in our Annual Report, the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” in our Annual Report and Quarterly Reports and the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers included in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report and our Quarterly Report for the quarter ended March 31, 2019 for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

10.1                        Third Amendment to Lease, by and between the Registrant and ABP Trust, dated as of June 13, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RMR GROUP INC.

Date: June 14, 2019	By:	/s/ Matthew P. Jordan
Matthew P. Jordan
Executive Vice President, Chief Financial Officer and Treasurer